SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 7, 2008 (December 31, 2007)

ATLAS TECHNOLOGY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-28675	94-337095
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 152nd Avenue NE
Redmond, Washington 98052
(Address of Principal Executive Offices) (Zip Code)

(425) 458-2360
(Registrant’s telephone number, including area code)

__________________________
(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 31, 2007, Atlas Technology Group, Inc., a Delaware corporation (the “Registrant”), and all of the Registrant’s subsidiaries (Atlas Technology Group Holdings Limited, a Malta company, Atlas Technology Group (NZ) Limited, a New Zealand company, Atlas Technology Group Limited, f/k/a TakeCareofIT Limited, a Malta company, Atlas Technology Group (US), Inc., a Delaware corporation (“ATG US”), Atlas Technology Group Consulting, Inc., a Delaware corporation, and BLive Networks, Inc., a British Columbia corporation) entered into a Note Amendment and Securities Purchase Agreement, in substantially the form attached hereto as Exhibit 10.1 (the “Agreement”), with West Coast Opportunity Fund, LLC, a Delaware limited liability company (the “Buyer”). The Agreement amends the earlier Securities Purchase Agreement of June 15, 2007, in substantially the form attached hereto as Exhibit 10.2 (the “Earlier Agreement”), under which ATG US issued to the Buyer two senior secured promissory notes, each in the principal amount of $2,500,000.00, dated June 15, 2007 and July 11, 2007 (each, a “Promissory Note,” and together, the “Promissory Notes”), 6,500,000 shares of the Registrant’s common stock, par value $0.0004 per share (“Common Stock”), and 6,500,000 warrants to purchase Common Stock, exercisable for a period of five years from the date of issuance at an initial exercise price of $2.60 per share (the “Warrants”). Under the Earlier Agreement, Registrant’s failure to enter into certain contracts prior to 5:00 p.m. on December 31, 2007 constituted an Event of Default, as that term is defined in the Promissory Notes. Pursuant to the Agreement, the Buyer agreed to cancel and return the Warrants to the Registrant, in consideration for which the Registrant has agreed to (i) enter into the Agreement, amending the Earlier Agreement; (ii) amend the Promissory Note dated June 15, 2007, to extend the maturity date from November 30, 2008 to December 31, 2008, in substantially the form attached hereto as Exhibit 10.3 (the “Amended June Note”); (iii) amend and restate the Promissory Note dated July 11, 2007, in substantially the form attached hereto as Exhibit 10.4 (the “Amended and Restated July Note”); and (iv) issue a yield enhancement consisting of 3,500,000 shares (the “Yield Enhancement Shares”) of Common Stock.

The aggregate purchase price of the Amended June Note, the Amended and Restated July Note and the Yield Enhancement Shares was the cancellation of the Warrants and release of funds in the amount of $2,500,000.00 from the escrow account at Wells Fargo Bank, NA in Seattle, Washington (the “Escrow Agent”), pursuant to that certain Escrow Agreement among the Registrant, the Buyer and the Escrow Agent, dated June 15, 2007.

Pursuant to the terms of the Promissory Note dated June 15, 2007, the Registrant’s Event of Default caused the interest on the Amended June Note to be increased from 5% per annum to 7.5% per annum. The Amended June Note is due and payable biannually, and the principal amount of $2,500,000.00 must be paid in full by December 31, 2008. On January 2, 2008, the Registrant tendered payment to the Buyer in the amount of $1,500,000.00 from the escrow account of $4,000,000.00 held by the Escrow Agent as partial payment of the principal amount due on the Amended June Note, resulting in a new principal balance of $1,000,000.00. Interest on the Amended and Restated July Note will remain at the previous annual rate of 5%, is due and payable biannually and must be paid in full by December 31, 2008; however, upon the occurrence of an Event of Default, the payment of the principal amount due under the Amended and Restated July Note may be accelerated and the interest rate applicable to the principal amount will be increased to 7.5% per annum during the period of default. .

Subject to certain grace periods, the Amended and Restated July Note provides the following events of default (among others):

•	Failure of ATG US to pay principal and interest when due;

•	Institution of any form of bankruptcy or insolvency proceeding by or against the Registrant or any of its subsidiaries;

•	A breach by the Registrant or ATG US of any material representation or warranty made in the Agreement;

•	An uncured breach by the Registrant or ATG US of any material covenant, term or condition in the Agreement, the Amended June Note, or the Amended and Restated July Note.

Contemporaneously with the execution and delivery of the Agreement and the issuance and delivery of the Amended and Restated July Note, the Registrant and Buyer executed an amendment to the Registration Rights Agreement, in substantially the form attached hereto as Exhibit 10.5 (“Amendment No. 1 to the Registration Rights Agreement”), whereby the Registrant agreed to register the resale of the Yield Enhancement Shares.

Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On December 31, 2007, pursuant to the terms of the Promissory Note of June 15, 2007, the Registrant’s Event of Default caused an increase in the annual interest rate due on the Promissory Note of June 15, 2007. The information in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities

Pursuant to the terms of the Agreement, a total of 3,500,000 shares of Common Stock were issued to the Buyer on December 31, 2007, as described above in Item 1.01, which is incorporated herein by reference. The resale of the Common Stock will be registered pursuant to the terms of the Registration Rights Agreement and Amendment No. 1 to the Registration Rights Agreement.

The issuance and sale of the Amended June Note, the Amended and Restated July Note, and the issuance and sale of the Common Stock by the Registrant (collectively, the “Securities”) were exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2) and Regulation D promulgated under the Securities Act. The Securities were issued directly by the Registrant and did not involve a public offering or general solicitation. The Buyer is an “Accredited Investor,” as that term is defined in Rule 501 of Regulation D.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description
10.1	Note Amendment and Securities Purchase Agreement, dated December 31, 2007
10.2	Securities Purchase Agreement, dated June 15, 2007*
10.3	Form of Amended June Note, dated December 31, 2007
10.4	Form of Amended and Restated July Note, dated December 31, 2007
10.5	Amendment No. 1 to the Registration Rights Agreement, dated December 31, 2007
*Incorporated by reference to our Form 8-K, dated June 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS TECHNOLOGY GROUP, INC.

Date:	1/7/08	By:	/s/ Peter B. Jacobson
PETER B. JACOBSON
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Note Amendment and Securities Purchase Agreement, dated December 31, 2007.

10.2	Securities Purchase Agreement, dated June 15, 2007*

10.3	Form of Amended June Note, dated December 31, 2007

10.4	Form of Amended and Restated July Note, dated December 31, 2007

10.5	Amendment No. 1 to the Registration Rights Agreement, dated December 31, 2007

*Incorporated by reference to our Form 8-K, dated June 15, 2007.